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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-75087-33-19650, 33-58565 and 333-78491) of our report dated
October 9, 2003, with respect to the consolidated financial statements and schedule of WSI Industries, Inc. included in the Annual Report (Form 10-K) for the year ended August 31, 2003.



/s/ Schechter Dokken Kanter
    Andrews & Selcer Ltd


Minneapolis, Minnesota
November 24, 2003